UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2021

NextCure, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-38905	47-5231247
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9000 Virginia Manor Road, Suite 200 Beltsville, Maryland	20705
(Address of principal executive offices)	(Zip Code)

(240) 399-4900

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NXTC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On November 13, 2021, NextCure, Inc. (the “Company”) issued a press release announcing new data from two clinical studies and one research study presented at the Society for Immunotherapy of Cancer (SITC) annual meeting in Washington, D.C., and on a virtual platform. The data come from clinical studies evaluating NC318, a Siglec-15 (S15) antibody, and NC410, a fusion protein of LAIR-2, in patients with advanced/metastatic solid tumors, as well as from a research study evaluating NC410’s impact on T cell activation and myeloid cell polarization conducted in collaboration with the National Cancer Institute at the National Institutes of Health. The Company is furnishing a copy of the press release, which is attached hereto as Exhibit 99.1.

On November 15, 2021, the Company is hosting a Virtual Oncology Pipeline Update Event. The presentation for such virtual event is being furnished as Exhibit 99.2 hereto. A live webcast of the event will be available through the Investors section of the Company’s website at www.nextcure.com. A replay of the webcast will be available approximately two hours after the event and archived on the website for 30 days. The Company’s website and any information contained on the website are not incorporated into this Current Report on Form 8-K.

The information furnished in this Item 7.01 (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

     (d)       Exhibits.

Exhibit Number	Description

99.1	Press release issued by NextCure, Inc. dated November 13, 2021
99.2	Investor presentation issued by NextCure, Inc. dated November 15, 2021
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTCURE, INC.
Date: November 15, 2021
/s/ Steven P. Cobourn
Steven P. Cobourn
Chief Financial Officer